UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
         --------------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):
                                November 7, 2008


                             HEARTLAND EXPRESS, INC.
             (Exact name of registrant as specified in its charter)


                        Commission File Number - 0-15087


            NEVADA                                            93-0926999
(State of other Jurisdiction                              (IRS Employer ID No.)
        of Incorporation)

901 N Kansas Avenue, North Liberty, Iowa                        52317
(Address of Principal Executive Offices)                      (Zip Code)


        Registrant's Telephone Number (including area code): 319-626-3600

ITEM 8.01.  OTHER EVENTS

     On November 6, 2008, Heartland Express, Inc. (the "Company") announces Termination of Hart-Scott-Rodino Waiting Period. A copy of the press release issued by the Company is attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

     The Exhibit listed on the Exhibit Index accompanying Form 8-K is furnished herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

                                           HEARTLAND EXPRESS, INC.

Date: November 7, 2008                     BY: /s/ John P. Cosaert
                                               -------------------
                                           JOHN P. COSAERT
                                           Vice-President
                                           Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

     99.1 Press release issued by the Company on November 7, 2008 announced termination of Hart-Scott-Rodino waiting period.

                                Exhibit No. 99.1




Thursday, November 6, 2008, For Immediate Release

Press Release

HEARTLAND EXPRESS ANNOUNCES TERMINATION OF HART-SCOTT-RODINO WAITING PERIOD NORTH LIBERTY, IOWA - November 6, 2008 - Heartland Express, Inc. (Nasdaq: HTLD) received notification on November 5, 2008, that the United States Department of Justice and Federal Trade Commission had granted early termination of the Hart-Scott-Rodino waiting period with respect to a filing made by the Company and Russell A. Gerdin, its Chairman and Chief Executive Officer. Under applicable law, Mr. Gerdin was required to make the filing before he could purchase any shares of our Common Stock. Mr. Gerdin wanted the flexibility to be able to purchase our Common Stock in the open market or through negotiated transactions if the price was acceptable. There is no assurance that Mr. Gerdin will purchase any shares. If any such purchases occur, the number of shares and timing of such purchases are uncertain.

                        Contact: Heartland Express, Inc.
                             Mike Gerdin, President
                      John Cosaert, Chief Financial Officer
                                  319-626-3600